                                                       Deutsche Asset Management

                                                                     Mutual Fund
                                                                      Prospectus
                                                                  April 30, 2000
                                                    As Revised December 15, 2000



                                                                      Investment


Equity 500 Index
formerly BT Investment Equity 500 Index Fund



[Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.]



                                                      (Deutsche Bank Group logo)
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                      This page intentionally left blank.

    Equity 500 Index Investment

    Overview of Equity 500 Index
04  Goal
04  Core Strategy
04  Investment Policies and Strategies
04  Principal Risks of Investing in the Fund
05  Who Should Consider Investing in the Fund
06  Total Returns, After Fees and Expenses
07  Annual Fund Operating Expenses

    A Detailed Look at Equity 500 Index
08  Objective
08  Index Investing Versus Active Management
08  Strategy
08  Principal Investments
09  Investment Process
09  Risks
10  Management of the Fund
11  Calculating the Fund's Share Price
12  Dividends and Distributions
12  Tax Considerations
12  Buying and Selling Fund Shares
16  Financial Highlights

OVERVIEW
of Equity 500 Index Investment

Goal: The Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), which emphasizes stocks of large U.S. companies.

Core Strategy: The Fund invests in a statistically selected sample of the securities found in the S&P 500 Index.

Investment Policy and Strategies

The Fund is a feeder fund that invests all of its assets in a master portfolio with the same investment objective as the Fund. The Fund, through the master portfolio, seeks to replicate, before expenses, the risk and return characteristics of the S&P 500 Index. The Fund will invest primarily in common stocks of companies that compose the S&P 500, in approximately the same weightings as the S&P 500. The Fund may also use stock index futures and options.

FOOTNOTE: The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded on the New York Stock Exchange. Stocks in the S&P 500 Index are weighted according to their market capitalization (the number of shares outstanding multiplied by the stock's current price).

Principal Risks of Investing in the Fund

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 . Stocks could decline generally or could underperform other investments.

 . Returns on large U.S. companies' stock, in which the Fund invests, could trail the returns of stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

 . The Fund may not be able to mirror the S&P 500 Index closely enough to track its performance for a number of reasons, including the Fund's cost to buy and sell securities, the flow of money into and out of the Fund, and the underperformance of stocks selected by us.

 . The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Who Should Consider Investing in this Fund

You should consider investing in the Fund if you are seeking capital appreciation over the long term, exposure to the U.S. equity market as represented by larger companies, and investment returns that track the performance of the S&P 500 Index. There is, of course, no guarantee that the Fund will realize its goal.

You should not consider investing in the Fund if you are pursuing a short-term financial goal, seeking regular income and stability of principal, cannot tolerate fluctuations in the value of your investments, or seeking to outperform the S&P 500 Index.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risk and rewards of investing in the Fund by showing changes in the Fund's performance year to year. The bar chart shows the Fund's actual return for each full calendar year since the Fund began selling shares on December 31, 1992 (its inception date). The table compares the Fund's average annual return with the S&P 500 Index over the last calendar year, the last five calendar years and since the Fund's inception. The S&P 500 Index is a model, not an actual portfolio. An index is a group of securities whose overall performance is used as a standard to measure investment performance. It does not factor in the costs of buying, selling and holding stock -- costs that are reflected in the Fund's results.


Year-by-Year Returns
(each full calendar year since inception)
                                  [bar chart]

-------------------------------------------------------------------------------------------------------------------------
9.53%                      1.15%            37.15%            22.83%            33.02%            28.57%            20.59%
-------------------------------------------------------------------------------------------------------------------------
1993                       1994              1995              1996              1997              1998              1999
-------------------------------------------------------------------------------------------------------------------------

Since inception, the Fund's highest return in any calendar quarter was 21.36% (fourth quarter 1998) and its lowest quarter was -9.88% (third quarter 1998). Past performance offers no indication of how the fund will perform in the future.

PERFORMANCE FOR PERIOD ENDED DECEMBER 31, 1999

Average Annual Returns

------------------------------------------------------------------------------------------------------------
                                                                                         Since Inception
                                   1 year                       5 years                  (December 31, 1992)
------------------------------------------------------------------------------------------------------------
Equity 500 Index Investment        20.59%                       28.29%                   21.24%
------------------------------------------------------------------------------------------------------------
S&P 500 Index                      21.04%                       28.56%                   21.53%
------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

The Annual Fees and Expenses table to the right describes the fees and expenses that you may pay if you buy and hold shares of Equity 500 Index Investment.

Expense Example. The example below illustrates the expenses incurred on a $10,000 investment in the Fund. It assumes that the Fund earned an annual return of 5% over the periods shown, the Fund's operating expenses remained the same and you sold your shares at the end of the period.

You may use this hypothetical example to compare the Fund's expense history with other funds./1/ The example does not represent an estimate of future returns or expenses. Actual costs may be higher or lower.

/1/ Information on the annual operating expenses reflects the estimated expenses of both the Fund and the Equity 500 Index Portfolio, the master portfolio in which the Fund invests its assets. (A further discussion of the relationship between the Fund and the master portfolio appears in the "Organizational Structure" section of this prospectus.)

/2/ The investment adviser and administrator have agreed, for a 16-month period from the Fund's fiscal year end of December 31, 1999, to waive their fees and reimburse expenses so that total expenses will not exceed 0.25%.

/3/ For the first year, the expense example takes into account fee waivers and reimbursements.


ANNUAL FEES AND EXPENSES

-------------------------------------------------------------------
                                              Percentage of Average
                                              Daily Net Assets/1/
-------------------------------------------------------------------
Management Fees                               0.05%
-------------------------------------------------------------------
Distribution and Service (12b-1) Fees         None
-------------------------------------------------------------------
Other Fund Operating Expenses                 0.31%
-------------------------------------------------------------------
Total Fund Operating Expenses                 0.36%
-------------------------------------------------------------------
Less: Fee Waiver or Expense Reimbursement     (0.11)%/2/
-------------------------------------------------------------------
Net Expenses                                  0.25%
-------------------------------------------------------------------

Expense Example/3/

---------------------------------------------------------------------
1 year            3 years             5 years            10 years
---------------------------------------------------------------------
$26               $105                $191               $445
---------------------------------------------------------------------

A detailed look
at Equity 500 Index Investment

Objective

The Fund seeks to match, as closely as possible (before the deduction of expenses), the performance of the S&P 500 Index, which emphasizes stocks of large U.S. companies.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to matching the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we do not require their approval to do so.

Index Investing Versus Active Management

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 . indexing provides simplicity because it is a straightforward market-matching strategy;

 . index funds generally provide diversification by investing in a wide variety of companies and industries;

 . an index fund's performance is predictable in that the fund's value is expected to move in the same direction, up or down, as the target index;

 . index funds tend to have lower costs because they do not have many of the expenses of actively managed funds such as research, and index funds usually have relatively low trading activity and therefore brokerage commissions tend to be lower; and

 . index funds generally realize low capital gains.

Strategy

To attempt to match the risk and return characteristics of the S&P 500 Index as closely as possible, the Fund invests in a statistically selected sample of the securities found in the S&P 500 Index, using a process known as "optimization." This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields), closely match those of the securities in the S&P 500 Index. Over the long term, we seek a correlation between the performance of the Fund, before expenses, and the S&P 500 Index of 98% or better. A figure of 100% would indicate perfect correlation.

Principal Investments

Under normal circumstances, the Fund intends to invest at least 80% of its assets in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the S&P 500 Index as a whole. We may exclude or remove any S&P stock from the Fund, if we believe that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. The Fund may also hold up to 20% of its assets in short-term debt securities, money market instruments and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.

Futures and options are considered derivatives because they "derive" their value from a traditional security (like a stock or bond), asset or index. The Fund intends to buy futures in anticipation of buying stocks.

Investment Process

In an effort to run an efficient and effective strategy, the Fund uses the process of "optimization," a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the Index's value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected based on liquidity. In selecting smaller stocks, we try to match the industry and risk characteristics of all of the smaller companies in the S&P 500 Index. This approach attempts to maximize the Fund's liquidity and returns while minimizing its costs.

FOOTNOTE: Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund also invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

FOOTNOTE: Portfolio Turnover. The portfolio turnover rate measures the frequency that the Fund sells and replaces the value of its securities within a given period. Historically, this Fund has had a low portfolio turnover rate.

Risks

Below we set forth some of the prominent risks associated with investing in general, with index investing and with investing in large-cap stocks.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund.

Tracking Error. There are several reasons that the Fund's performance may not track the Index exactly:

 . Unlike the Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

 . The composition of the Index and the stocks held by the Fund may occasionally diverge.

 . The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the "fully invested" Index.

Futures and Options. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

     . the derivative is not well correlated with the security for which it is acting as a substitute;

     . derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities;

     . and the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risk

Pricing Risk. We value securities in the Fund at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. This procedure implies an unavoidable risk, the risk that our prices are higher or lower than the prices that the securities might actually command if we sold them. If we have valued the securities too highly, you may end up paying too much for Fund shares when you buy. If we underestimate their price, you may not receive the full market value for your Fund shares when you sell.


Information Regarding the Index

The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund and Portfolio is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated without regard to the Fund or Portfolio. S&P does not guarantee the accuracy and/or completeness of the S&P 500 Index or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, to owners of the Fund or the Portfolio, or to any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein.


Management of the Fund

Deutsche Asset Management is the marketing name for the asset management activities of Deutsche Bank A.G., Deutsche Fund Management, Bankers Trust Company, DB Alex. Brown LLC, Deutsche Asset Management, Inc. and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf.

Investment Adviser. Under the supervision of the Board of Trustees, Bankers Trust Company, with headquarters at 130 Liberty Street, New York, NY 10006, acts as the Fund's investment adviser. The investment adviser makes the Fund's investment decisions and assumes responsibility for the securities the Fund owns. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. The Fund paid the investment adviser a fee of 0.075% of the Fund's average daily net assets for its services in the last fiscal year. As of March 15, 2000, the Fund will pay 0.05% of its average daily net assets for investment advisory services.

As of December 31, 1999, Bankers Trust had total assets of approximately $270 billion under management. Bankers Trust is dedicated to servicing the needs of corporations, governments, financial institutions and private clients and has invested retirement assets on behalf of the nation's largest corporations and institutions for more than 50 years. The scope of the firm's capability is broad--it is a leader in both the active and passive quantitative investment disciplines and maintains a major presence in stock and bond markets worldwide

Other Services. Bankers Trust provides administrative services -- such as portfolio accounting, legal services and others -- for the Fund. In addition, Bankers Trust -- or your service agent -- performs the functions necessary to establish and maintain your account. In addition to setting up the account and processing your purchase and sale orders, these functions include:

 . keeping accurate, up-to-date records for your individual Fund account;
 . implementing any changes you wish to make in your account information;
 . processing your requests for cash dividends and distributions from the Fund; . answering your questions on the Fund's investment performance or administration;
 . sending proxy reports and updated prospectus information to you; and . collecting your executed proxies.

Service agents include brokers, financial advisors or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with Bankers Trust. Service agents may charge additional fees to investors only for those services not otherwise included in the Bankers Trust servicing agreement, such as cash management or special trust or retirement-investment reporting.

Organizational Structure. The Fund is a "feeder fund" that invests all of its assets in a "master portfolio," the Equity 500 Index Portfolio. The Fund and the master portfolio have the same investment objective. The master portfolio is advised by Bankers Trust. The master portfolio may accept investments from other feeder funds. The feeders bear the master portfolio's expenses in proportion to their assets. Each feeder can set its own transaction minimums, fund-specific expenses and other conditions. This arrangement allows the Fund's Trustees to withdraw the Fund's assets from the master portfolio if they believe doing so is in the shareholder's best interests. If the Trustees withdraw the Fund's assets, they would then consider whether the Fund should hire its own investment adviser, invest in a different master portfolio, or take other action.

Calculating the Fund's Share Price

We calculate the daily price of the Fund's shares (also known as the "Net Asset Value" or "NAV") in accordance with the standard formula for valuing mutual fund shares at the close of regular trading on the New York Stock Exchange every day the Exchange is open for business.

The formula calls for deducting all of the Fund's liabilities from the total value of its assets -- the market value of the securities it holds, plus its cash reserves -- and dividing the result by the number of shares outstanding.

We value the securities in the Fund at their stated market value if price quotations are available. When price quotations for a particular security are not readily available, we determine their value by the method that most accurately reflects their current worth in the judgment of the Board of Trustees. You can find the Fund's daily share price in the mutual fund listings of most major newspapers.

FOOTNOTE: The Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day (July 4/th/), Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

Dividends and Distributions

Dividends, if any, are paid quarterly. Capital gains will be distributed at least annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Performance Information

The Fund's performance can be used in advertisements that appear in various publications. It may be compared to the performance of various indices and investments for which reliable performance data is available. The Fund's performance may also be compared to average, performance rankings, or other information prepared by recognized mutual fund statistical services.

Tax Considerations

The Fund does not ordinarily pay income taxes. You and other shareholders pay taxes on the income or capital gains from the Fund's holdings. Your taxes will vary from year to year, based on the amount of capital gains distributions and dividends paid out by the Fund. You owe the taxes whether you receive cash or choose to have distributions and dividends reinvested. Distributions and dividends usually create the following tax liability:

Transaction                                 Tax Status
-----------                                 ----------
Income dividends                            Ordinary income
Short-term capital gains distributions      Ordinary income
Long-term capital gains distributions       Capital gains

Every year the Fund will send you information on the distributions for the previous year. In addition, if you sell your Fund shares you may have a capital gain or loss.

Your sale of shares owned       Capital gains or losses
more than one year
Your sale of shares owned       Gains treated as ordinary income;
for one year or less            losses subject to special rules


The tax considerations for tax deferred accounts or non-taxable entities will be different.

Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax advisor about your investment.

BUYING AND SELLING FUND SHARES

Contacting the Mutual Fund Service Center of Deutsche Asset Management

By Phone                    1-800-730-1313

By Mail                     Deutsche Asset Management Service Center
                            P.O. Box 219210
                            Kansas City, MO 64121-9210

By Overnight Mail           Deutsche Asset Management Service Center
                            210 West 10th Street, 8th floor
                            Kansas City, MO 64105-1716

Our representatives are available to assist you personally Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time each day the New York Stock Exchange is open for business. You can reach the Deutsche Asset Management Service Center's automated assistance line 24 hours a day, 7 days a week.

Minimum Account Investments

Initial purchase:                                 Minimum amount:
  A standard account                               $2,500
  A retirement account                             $  500
  An automatic investment plan account             $1,000
Subsequent Purchase:
  A standard account                               $  250
  A retirement account                             $  100
  An automatic investment plan account             $  100
Account balance:
  Non-retirement account                           $1,000
  Retirement account                               None

The Fund and its service providers reserve the right to, from time to time, at their discretion, waive or reduce the investment minimums.

How to Open Your Fund Account

By Mail: Complete and sign the account application that accompanies this prospectus. (You may obtain additional applications by calling the Deutsche Asset Management Service Center.) Mail the completed application along with a check payable to Equity 500 Index Investment --1662 to the Deutsche Asset Management Service Center. The addresses are shown under "Contacting the Mutual Fund Service Center of Deutsche Asset Management"
By Wire: Call the Deutsche Asset Management Service Center to set up a wire account.

Please note that your account cannot become activated until we receive a completed application via mail or fax.

If this is your first investment through a tax-sheltered retirement plan, such as an IRA, you will need a special application form. This form is available to from your service agent, or by calling the Retirement Service Center at 1-800-730-1313.

Two Ways to Buy and Sell Shares in Your Account

MAIL:

Buying: Send your check, payable to the Fund, to the Deutsche Asset Management Service Center. The addresses are shown in this section under "Contacting the Mutual Fund Service Center of Deutsche Asset Management." Be sure to include the fund number and your account number (see your account statement) on your check. Please note that we cannot accept starter checks or third-party checks. If you are investing in more than one fund, make your check payable to "Deutsche Asset Management Funds" and include your account number, the names and numbers of the funds you have selected, and the dollar amount or percentage you would like invested in each fund.

Selling: Send a signed letter to the Deutsche Asset Management Service Center with your name, your fund number and account number, the fund's name, and either the number of shares you wish to sell or the dollar amount you wish to receive. You must leave at least $1,000 invested in your account to keep it open. Unless exchanging into another Deutsche Asset Management fund, you must submit a written authorization to sell shares in a retirement account.

WIRE:
Buying: You may buy shares by wire only if your account is authorized to do so. Please note that you or your service agent must call the Deutsche Asset Management Service Center at 1-800-730-1313 to notify us in advance of a wire transfer purchase. Inform the Deutsche Asset Management Service Center representative of the amount of your purchase and receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received by 4:00 p.m. Eastern time the next business day.

Routing No.:    021001033
Attn:           Deutsche Asset Management/ Mutual Funds
DDA No.:        00-226-296
FBO:            (Account name)
                (Account number)
Credit:         Equity 500 Index Investment--1662

Refer to your account statement for the account name, number and fund number.

Selling: You may sell shares by wire only if your account is authorized to do so. For your protection, you may not change the destination bank account over the phone. To sell by wire, contact your service agent or the Deutsche Asset Management Service Center at 1-800-730-1313. Inform the Deutsche Asset Management Service Center representative of the amount of your redemption and receive a trade confirmation number. The minimum redemption by wire is $1,000. We must receive your order by 4:00 p.m. Eastern time to wire your account the next business day.

Important Information about Buying and Selling shares.

 . You may buy and sell shares of a fund through authorized service agents as well as directly from us. The same terms and conditions apply. Specifically, once you place your order with a service agent, it is considered received by the Deutsche Asset Management Service Center. It is then your service agent's responsibility to transmit the order to the Deutsche Asset Management Service Center by the next business day. You should contact your service agent if you have a dispute as to when your order was placed with the fund. Your service agent may charge a fee for buying and selling shares for you.
 . You may place orders to buy and sell over the phone by calling your service agent or the Deutsche Asset Management Service Center at 1-800-730-1313. If you pay for shares by check and the check fails to clear, or if you order shares by phone and fail to pay for them by 4:00 p.m. Eastern time the next business day, we have the right to cancel your order, hold you liable or charge you or your account for any losses or fees a fund or its agents have incurred. To sell shares you must state whether you would like to receive the proceeds by wire or check.

 . After we or your service agent receive your order, we buy or sell your shares at the next price calculated on a day the New York Stock Exchange is open for business.
 .  We accept payment for shares only in U.S. dollars by check, bank or Federal
   Funds wire transfer, or by electronic bank transfer. We do not accept starter or third-party checks.
 . The payment of redemption proceeds (including exchanges) for shares of a fund recently purchased by check may be delayed for up to 15 calendar days while we wait for your check to clear.
 .  We process all sales orders free of charge.
 . Unless otherwise instructed, we normally mail a check for the proceeds from the sale of your shares to your account address the next business day and no later than seven days.
 . We reserve the right to close your account on 30 days' notice if it fails to meet minimum balance requirements for any reason other than a change in market value.
 . If you sell shares by mail or wire, you may be required to obtain a signature guarantee. Please contact your service agent or the Deutsche Asset Management Service Center for more information.
 .  We remit proceeds from the sale of shares in U.S. dollars (unless the redemption is so large that it is made "in-kind").
 .  We do not issue share certificates.
 . Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your service agent or the Deutsche Asset Management Service Center for more information.
 . During periods of heavy market activity, you may have trouble reaching the Deutsche Asset Management Service Center by telephone. If this occurs, you should make your request by mail.
 . We reserve the right to reject purchases of Fund shares (including exchanges) for any reason. We will reject the purchases if we conclude that the purchaser may be investing only for the short-term or to profit from day to day fluctuations in the Fund's share price.
 . We reserve the right to reject the purchases of Fund shares (including exchanges) or to suspend or postpone redemptions at times when both the New York Stock Exchange and the Fund's custodian are closed.
 . Account Statements and Fund Reports: We or your service agent will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive monthly statements reflecting the balances in your account. We will send you a report every six months on your fund's overall performance, its current holdings and its investing strategies.
 . Exchange Privilege. You can exchange all or part of your shares for shares of another Deutsche Asset Management mutual fund up to four times a year (from the date of your first exchange). When you exchange shares, you are selling shares in one fund to purchase shares in another. Before buying shares through an exchange, you should be sure to obtain a copy of that fund's prospectus and read it carefully. You may complete exchanges over the phone only if your account is authorized to do so. You will receive a written confirmation of each transaction from the Deutsche Asset Management Service Center or your service agent.

   Please note the following conditions:
   . The accounts between which the exchange is taking place must have the same name, address and taxpayer ID number.
   . You may make the exchange by phone, if your account has the exchange by phone feature, letter or wire.
   . If you are maintaining a taxable account, you may have to pay taxes on the exchange.

Special Shareholder Services

To help make investing with us as easy as possible, and to help you build your investment, we offer the following special services. You can obtain further information about these programs by calling the Deutsche Asset Management Service Center at 1-800-730-1313.
 . Regular Investments: You can make regular investments of $100 or more automatically from you checking account bi-weekly, monthly, quarterly, or semi-anually.
 . Regular Withdrawals: You can arrange regular monthly, quarterly, semi-annual and annual sales of shares in your account. The minimum transaction is $100, and the account must have a balance of at least $10,000 to qualify.

The table below provides a picture of the Fund's financial performance for the past five years. Certain information selected reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling the Deutsche Asset Management Service Center at 1-800-730-1313.

Financial Highlights

                                                     For the Years Ended December 31,
                                          1999           1998           1997           1996           1995
-------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:/1/
                                    -------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $   155.96       $ 124.95      $  99.06        $  82.92      $  62.16
-------------------------------------------------------------------------------------------------------------
Income from Investment Operations
-------------------------------------------------------------------------------------------------------------
    Net Investment Income                     1.98           1.84          1.81            1.80          1.74
-------------------------------------------------------------------------------------------------------------
    Net Realized and Unrealized
    Gain on Investment and Futures
    Transactions                             29.81          33.55         30.59           16.98         21.18
-------------------------------------------------------------------------------------------------------------
Total from Investment Operations             31.79          35.39         32.40           18.78         22.92
-------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
-------------------------------------------------------------------------------------------------------------
    Net Investment Income                    (1.94)         (1.84)        (1.78)          (1.80)        (1.74)
-------------------------------------------------------------------------------------------------------------
    Net Realized Gains from
    Investment and Futures
    Transactions                                --          (2.54)        (4.73)          (0.84)        (0.42)
-------------------------------------------------------------------------------------------------------------
    In Excess of Net Realized Gain           (2.33)            --            --              --            --
-------------------------------------------------------------------------------------------------------------
Total Distributions                          (4.27)         (4.38)        (6.51)          (2.64)        (2.16)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $   183.48       $ 155.96      $ 124.95        $  99.06      $  82.92
-------------------------------------------------------------------------------------------------------------
Total Investment Return                      20.59%         28.57%        33.02%          22.83%        37.15%
-------------------------------------------------------------------------------------------------------------
Supplemental Data and Ratios:
-------------------------------------------------------------------------------------------------------------
    Net Assets, End of Period (000s
    omitted)                            $1,036,354       $860,584      $637,401        $451,762      $277,140
-------------------------------------------------------------------------------------------------------------
    Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
    Net Investment Income                     1.18%          1.33%         1.59%           2.05%         2.38%
-------------------------------------------------------------------------------------------------------------
    Expenses After Waivers,
    Including Expenses of
    the Equity 500 Index Portfolio            0.25%          0.25%/2/      0.25%           0.25%         0.25%
-------------------------------------------------------------------------------------------------------------
    Expenses Before Waivers,
    Including Expenses of
    the Equity 500 Index Portfolio            0.39%          0.43%         0.46%           0.47%         0.48%
-------------------------------------------------------------------------------------------------------------
    Decrease Reflected in Above
    Expense Ratio Due to Fees
    Waivers or Expenses
    Reimbursements                            0.14%          0.18%         0.21%           0.22%         0.23%
-------------------------------------------------------------------------------------------------------------
    Portfolio Turnover Rate/3/                  13%             4%           19%             15%            6%
-------------------------------------------------------------------------------------------------------------

         _____________________
/1/ Per share amounts for the years ended December 31, 1995 through December 31, 1997 have been restated to reflect a 1:6 reverse stock split effective September 4, 1997.
/2/ Effective May 6, 1998, the administrator contractually agreed to receive fees from the portfolio only to the extent of the lesser of 0.005% or the amount that brings the total annual operating expenses as a percentage of the portfolio's average daily net assets up to 0.08%.
/3/ The portfolio turnover rate is the rate for the master portfolio in which the Fund invests its assets.

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

[BACK COVER]

Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about each Fund in the current Statement of Additional Information, dated April 30, 2000, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in a Fund, write to us at:

                            Deutsche Asset Management Service Center
                            P.O. Box 219210
                            Kansas City, MO 64121-9210
or call our toll-free number:
                            1-800-730-1313

You can find reports and other information about each Fund on the EDGAR Database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
------------------
Washington, D.C. 20549-0102. Information about each Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202-942-8090.


Equity 500 Index Investment                              Cusip #055847107
BT Pyramid Mutual Funds                                   1662PRO (12/00)
                                                          811-6576

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ICC Distributors, Inc.